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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

The original 8-K has been amended by this 8-K/A to replace a mistakenly filed Amended and Restated Trust Agreement, Indenture and Servicing Agreement

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2004

IMH ASSETS CORP. (as depositor under a Series 2004-3 Indenture, dated as of March 30, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2004-3)

                                IMH Assets Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          CALIFORNIA                  333-113187                  33-0705301
          ----------                  -------------               ----------
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
       of Incorporation)              File Number)           Identification No.)


1401 Dove Street
Newport Beach, California                                           92660
-------------------------                                         ----------
(Address of Principal                                             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

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


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


                  EXHIBIT NO.       DESCRIPTION
                  -----------       -----------
                  3.1               Amended and Restated Trust Agreement, dated
                                    as of March 30, 2004, among IMH Assets
                                    Corp., as Depositor, Wilmington Trust
                                    Company, as Owner Trustee and Deutsche Bank
                                    National Trust Company, as Certificate
                                    Registrar and Certificate Paying Agent,
                                    Collateralized Asset-Backed Bonds, Series
                                    2004-3.

                  EXHIBIT NO.       DESCRIPTION
                  -----------       -----------
                  3.1               Grantor Trust Agreement, dated as of March
                                    30, 2004, between IMH Assets Corp., as
                                    Depositor and Deutsche Bank National Trust
                                    Company, as Grantor Trustee, Grantor Trust
                                    Certificates, Series 2004-3.

                  EXHIBIT NO.       DESCRIPTION
                  -----------       -----------
                  4.1               Indenture, dated as of March 30, 2004,
                                    between Impac CMB Trust Series 2004-3 as
                                    Issuer and Deutsche Bank National Trust
                                    Company, as Indenture Trustee,
                                    Collateralized Asset-Backed Bonds, Series
                                    2004-3. (In accordance with Rule 202 of
                                    Regulation S-T, Exhibit B, the Mortgage Loan
                                    Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

                  EXHIBIT NO.       DESCRIPTION
                  -----------       -----------
                  99.1              Servicing Agreement, dated as of March 30,
                                    2004, among Impac Funding Corporation, as
                                    Master Servicer, Impac CMB Trust Series
                                    2004-3, as Issuer and Deutsche Bank National
                                    Trust Company, as Indenture Trustee,
                                    Collateralized Asset-Backed Bonds, Series
                                    2004-3. (In accordance with Rule 202 of
                                    Regulation S-T, Exhibit A, the Mortgage Loan
                                    Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             IMH ASSETS CORP.

                                             By: /s/ Richard J. Johnson
                                                -----------------------
                                             Name:   Richard J. Johnson
                                             Title:  Chief Financial Officer

Dated: April 27, 2004

                                  EXHIBIT INDEX


                     Sequentially
Exhibit              Numbered
Number               Description
------               -----------

3.1 Amended and Restated Trust Agreement, dated as of March 30, 2004, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2004-3.

3.1 Grantor Trust Agreement, dated as of March 30, 2004, between IMH Assets Corp., as Depositor and Deutsche Bank National Trust Company, as Grantor Trustee, Grantor Trust Certificates, Series 2004-3.

4.1 Indenture, dated as of March 30, 2004, between Impac CMB Trust Series 2004-3 as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2004-3. (In accordance with Rule 202 of Regulation S-T, Exhibit B, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

99.1 Servicing Agreement, dated as of March 30, 2004, among Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2004-3, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2004-3. (In accordance with Rule 202 of Regulation S-T, Exhibit A, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)